Exhibit 10.6

                    GRANT OF SECURITY INTEREST
                    IN PATENTS AND TRADEMARKS

     THIS GRANT OF SECURITY INTEREST ("Grant"), effected as of January 20, 2006, is executed by DataLogic International, Inc., a Delaware corporation (the "Grantor"), in favor of Laurus Master Fund, Ltd. (the "Secured Party").

     A. Pursuant to a Master Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") among the Grantor, certain other Assignors (as defined in the Security Agreement), and the Secured Party, the terms and provisions of which are hereby incorporated herein as if fully set forth herein, the Grantor and the other Assignors have granted a security interest to the Secured Party in consideration of the Secured Party's agreement to provide financial accommodations to DataLogic International, Inc.

     B. The Grantor (1) has adopted, used and is using the trademarks reflected in the trademark registrations and trademark applications in the United States Patent and Trademark Office more particularly described on
Schedule 1 annexed hereto as part hereof (the "Trademarks"), and (2) has registered or applied for registration in the United States Patent and Trademark Office of the patents more particularly described on Schedule 2annexed hereto as part hereof (the "Patents").

     C. The Grantor wishes to confirm its grant to the Secured Party of a security interest in all right, title and interest of the Grantor in and to the Trademarks and Patents, and all proceeds thereof, together with the business as well as the goodwill of the business symbolized by, or related or pertaining to, the Trademarks, and the customer lists and records related to the Trademarks and Patents and all causes of action which may exist by reason of infringement of any of the Trademarks and Patents (collectively, the "T&P Collateral"), to secure the payment, performance and observance of the Obligations (as that term is defined in the Security Agreement).

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged:

     1. The Grantor does hereby further grant to the Secured Party a security interest in the T&P Collateral to secure the full and prompt payment, performance and observance of the Obligations.

     2. The Grantor agrees to perform, so long as the Security Agreement is in effect, all acts deemed necessary or desirable by the Secured Party to permit and assist it, at the Grantor's expense, in obtaining and enforcing the Trademarks and Patents in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. The Grantor hereby appoints the Secured Party as the Grantor's attorney-in-fact to execute and file any and all agreements, instruments, documents and papers as the Secured Party may determine to be necessary or desirable to evidence the Secured Party's security interest in the Trademarks and Patents or any other element of the T&P Collateral, all acts of such attorney-in-fact being hereby ratified and confirmed.

     3. The Grantor acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the T&P Collateral granted hereby are more fully set forth in the Security Agreement and the rights and remedies set forth herein are without prejudice to, and are in addition to, those set forth in the Security Agreement. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

     4. The Grantor hereby authorizes the Secured Party to file all such financing statements or other instruments to the extent required by the Uniform Commercial Code and agrees to execute all such other documents, agreements and instruments as may be required or deemed necessary by the Secured Party, in each case for purposes of affecting or continuing Secured Party's security interest in the T&P Collateral.

           [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Grantor has caused this instrument to be executed as of the day and year first above written.

                                   DATALOGIC INTERNATIONAL, INC.
                                   By:/s/Keith Moore
                                   Name:  Keith Moore
                                   Title:    CEO

                                   LAURUS MASTER FUND, LTD.
                                   By:/s/Eugene Grin
                                   Name: Eugene Grin
                                   Title: Director

             SCHEDULE 1 TO GRANT OF SECURITY INTEREST
         REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS


                                     Registration
                        Registration   of filing   Expiration
Borrower       Mark     No.              Date         Date     Owner  Country

DataLogic Panther Trak  78/603,733     4/7/2005              DataLogic   US
                                                             Int'l
                                                            (application
                                                              pending)

CBSi      BounceGPS     76/628126,     various               Pending     US
                        76/628139,                           assignment
                        76/628127 and                        to DataLogic
                        76/628125                            Int'l)

             SCHEDULE 2 TO GRANT OF SECURITY INTEREST
                 PATENTS AND PATENT APPLICATIONS

            Application           Issue or   Expiration
Borrower    or Patent No. Country Filing Date   Date    Title        Owner
DataLogic    10/209,669     US     8/1/2002           Apparatus and   CBSi
                                                      Method for     (Assign
                                                      Asset Tracking  ment to
                                                                     DataLogic
                                                                      pending)

STATE OF ARIZONA                   )
                                   )  ss.:
COUNTY OF MARICOPA                 )

     On this 18th day of January 2006, before me personally came Keith Moore who, being by me duly sworn, did state as follows: that [s]he is CEO of DataLogic International, Inc. that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the [Board of Directors] of said corporation.


/s/Julie L. Goddard
Notary Public

STATE OF NEW YORK                  )
                                   )  ss.:
COUNTY OF NEW YORK                 )

     On this 20th day of January 2006, before me personally came David Grin who, being by me duly sworn, did state as follows: that he is a Director of Laurus Master Fund, Ltd., that he is authorized to execute the foregoing Grant on behalf of said company and that he did so by authority of the Board of Directors of said company.


/s/Christopher A. Ryan
Notary Public